EXHIBIT 1

JOINT FILING AGREEMENT

Pursuant to Rule 13(d)-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated: April 24, 2015

OCM ASIA PRINCIPAL OPPORTUNITIES FUND, L.P.

By:	OCM Asia Principal Opportunities Fund GP, L.P.
Its: General Partner

By:	OCM Asia Principal Opportunities Fund GP Ltd.
Its: General Partner

By:	Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Brian Beck
	Name:	Brian Beck
	Title:	Managing Director

By:	/s/ Jamie Toothman
	Name:	Jamie Toothman
	Title:	Vice President, Legal

OCM ASIA PRINCIPAL OPPORTUNITIES FUND GP, L.P.

By:	OCM Asia Principal Opportunities Fund GP Ltd.
Its: General Partner

By:	Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Brian Beck
	Name:	Brian Beck
	Title:	Managing Director

By:	/s/ Jamie Toothman
	Name:	Jamie Toothman
	Title:	Vice President, Legal

OCM ASIA PRINCIPAL OPPORTUNITIES FUND GP LTD.

By:	Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Brian Beck
	Name:	Brian Beck
	Title:	Managing Director

By:	/s/ Jamie Toothman
	Name:	Jamie Toothman
	Title:	Vice President, Legal

OAKTREE FUND GP I, L.P.

By:	/s/ Brian Beck
	Name:	Brian Beck
	Title:	Managing Director

By:	/s/ Jamie Toothman
	Name:	Jamie Toothman
	Title:	Vice President, Legal

OAKTREE CAPITAL I, L.P.

By:	/s/ Brian Beck
	Name:	Brian Beck
	Title:	Managing Director

By:	/s/ Jamie Toothman
	Name:	Jamie Toothman
	Title:	Vice President, Legal

OCM HOLDINGS I, LLC

By:	/s/ Brian Beck
	Name:	Brian Beck
	Title:	Managing Director

By:	/s/ Jamie Toothman
	Name:	Jamie Toothman
	Title:	Vice President, Legal

OAKTREE HOLDINGS, LLC

By:	/s/ Brian Beck
	Name:	Brian Beck
	Title:	Managing Director

By:	/s/ Jamie Toothman
	Name:	Jamie Toothman
	Title:	Vice President, Legal

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Brian Beck
	Name:	Brian Beck
	Title:	Managing Director

By:	/s/ Jamie Toothman
	Name:	Jamie Toothman
	Title:	Vice President, Legal

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Brian Beck
	Name:	Brian Beck
	Title:	Managing Director

By:	/s/ Jamie Toothman
	Name:	Jamie Toothman
	Title:	Vice President, Legal